POWER OF ATTORNEY

Know all by these presents, that
the undersigned hereby constitutes
and appoints each of Nicholas
Dalmaso, Richard Sarhaddi, Joan
Gulinello, Amy Stueve, Eric
Wimer, David C. Sullivan and
Jeremy C. Smith, signing singly,
with full powers of substitution
and resubstitution, the undersigned's
true and lawful attorney-in-fact to:

(i) execute for and on behalf of
the undersigned, in the undersigned's
capacity as an officer and/or
Director of Analytic Investors,
Inc., Sub-Adviser of Old Mutual/Claymore
Long-Short Fund(the "Trust"), Forms 3,
4 and 5 in accordance with Section
16(a) of the Securities Exchange Act
of 1934 and the rules thereunder;

(ii) do and perform any and all
acts for and on behalf of the
undersigned which may be necessary
or desirable to complete and execute
any such Form 3, 4 or 5, complete
and execute any amendment or
amendments thereto, and timely file
such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

(iii) take any other action of any
type whatsoever in connection with
the foregoing which, in the opinion
of such attorney-in-fact, may be of
benefit to, in the best interest of,
or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform any and every act and thing
whatsoever requisite, necessary, or
proper to be done in the exercise of
any of the rights and powers herein
granted, as fully to all intents and
purposes as the undersigned might or
could do if personally present,with
full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Trust assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934.

This Power of Attorney shall remain in
full force and effect until the undersigned is no longer required to file Forms 3,4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Trust, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.


IN WITNESS WHEREOF,
the undersigned has duly
executed this power of
attorney on the 24th day
of August, 2005.




Signature

/s/ Scott Powers